                                                             EXHIBIT 23(D)(1)(B)

                              AMENDED AND RESTATED

                       SCHEDULE A DATED NOVEMBER 14, 2006

                                       TO

                INVESTMENT ADVISORY AGREEMENT DATED JULY 1, 2005

                                     BETWEEN

             WT MUTUAL FUND AND RODNEY SQUARE MANAGEMENT CORPORATION

                             FUNDS OF WT MUTUAL FUND

                   Wilmington Aggressive Asset Allocation Fund
                        Wilmington Broad Market Bond Fund
                  Wilmington Conservative Asset Allocation Fund
              Wilmington Fundamentally Weighted Large Company Fund
              Wilmington Fundamentally Weighted Small Company Fund
                         Wilmington ETF Allocation Fund
                         Wilmington Large-Cap Core Fund
                        Wilmington Large-Cap Growth Fund
                         Wilmington Large-Cap Value Fund
                          Wilmington Mid-Cap Core Fund
                    Wilmington Moderate Asset Allocation Fund
                   Wilmington Multi-Manager International Fund
                     Wilmington Multi-Manager Large-Cap Fund
                      Wilmington Multi-Manager Mid-Cap Fund
                    Wilmington Multi-Manager Real Asset Fund
                     Wilmington Multi-Manager Small-Cap Fund
                         Wilmington Municipal Bond Fund
                       Wilmington Prime Money Market Fund
                  Wilmington Short/Intermediate-Term Bond Fund
                         Wilmington Small-Cap Core Fund
                        Wilmington Small-Cap Growth Fund
                         Wilmington Small-Cap Value Fund
                     Wilmington Tax-Exempt Money Market Fund
                  Wilmington U.S. Government Money Market Fund

Dated: November 14, 2006

                              AMENDED AND RESTATED

                       SCHEDULE B DATED NOVEMBER 14, 2006

                                       TO

                INVESTMENT ADVISORY AGREEMENT DATED JULY 1, 2005
                                     BETWEEN

             WT MUTUAL FUND AND RODNEY SQUARE MANAGEMENT CORPORATION

                        INVESTMENT ADVISORY FEE SCHEDULE

                                            ANNUAL FEE AS A PERCENTAGE
WILMINGTON FUND                             OF AVERAGE DAILY NET ASSETS ("ASSETS")
---------------                             --------------------------------------
Aggressive Asset Allocation                 None

Broad Market Bond                           0.35% of the first $1 billion in Assets;
                                            0.30% of the next $1 billion in Assets; and
                                            0.25% of Assets over $2 billion

Conservative Asset Allocation               None

Fundamentally Weighted Large Company Fund   0.40% of the first $1 billion in Assets;
                                            0.35% of the next $1 billion in Assets; and
                                            0.30% of Assets over $2 billion

Fundamentally Weighted Small Company Fund   0.40% of the first $1 billion in Assets;
                                            0.35% of the next $1 billion in Assets; and
                                            0.30% of Assets over $2 billion

ETF Allocation                              0.50% of the first $1 billion in Assets;
                                            0.45% of the next $1 billion in Assets; and
                                            0.40% of Assets over $2 billion

Large-Cap Core                              0.60% of the first $1 billion in Assets;
                                            0.55% of the next $1 billion in Assets; and
                                            0.50% of Assets over $2 billion

Large-Cap Growth                            0.60% of the first $1 billion in Assets;
                                            0.55% of the next $1 billion in Assets; and
                                            0.50% of Assets over $2 billion

Large-Cap Value                             0.60% of the first $1 billion in Assets;
                                            0.55% of the next $1 billion in Assets; and
                                            0.50% of Assets over $2 billion

                                            ANNUAL FEE AS A PERCENTAGE
WILMINGTON FUND                             OF AVERAGE DAILY NET ASSETS ("ASSETS")
---------------                             --------------------------------------
Mid-Cap Core                                0.70% of the first $1 billion in Assets;
                                            0.65% of the next $1 billion in Assets; and
                                            0.60% of Assets over $2 billion

Moderate Asset Allocation                   None

Multi-Manager International                 0.35%

Multi-Manager Large-Cap                     0.35%

Multi-Manager Mid-Cap                       0.35%

Multi-Manager Real Asset                    0.35%

Multi-Manager Small-Cap                     0.35%

Municipal Bond                              0.35% of the first $1 billion in Assets;
                                            0.30% of the next $1 billion in Assets; and
                                            0.25% of Assets over $2 billion

Prime Money Market                          0.37% of the first $1 billion in Assets;
                                            0.33% of the next $500 million in Assets;
                                            0.30% of the next $500 million in Assets; and
                                            0.27% of Assets over $2 billion

Short/Intermediate-Term Bond                0.35% of the first $1 billion in of Assets;
                                            0.30% of the next $1 billion in Assets; and
                                            0.25% of Assets over $2 billion

Small-Cap Core                              0.75% on those Assets directly managed by RSMC

Small-Cap Growth                            0.75% of the first $1 billion in Assets;
                                            0.70% of the next $1 billion in Assets; and
                                            0.65% of Assets over $2 billion

Small-Cap Value                             0.75% of the first $1 billion in Assets;
                                            0.70% of the next $1 billion in Assets; and
                                            0.65% of Assets over $2 billion

Tax-Exempt Money Market                     0.37% of the first $1 billion in Assets;
                                            0.33% of the next $500 million in Assets;
                                            0.30% of the next $500 million in Assets; and
                                            0.27% of Assets over $2 billion

                                            ANNUAL FEE AS A PERCENTAGE
WILMINGTON FUND                             OF AVERAGE DAILY NET ASSETS ("ASSETS")
---------------                             --------------------------------------
U.S. Government Money Market                0.37% of the first $1 billion in Assets;
                                            0.33% of the next $500 million in Assets;
                                            0.30% of the next $500 million in Assets; and
                                            0.27% of Assets over $2 billion

Dated: November 14, 2006